UMB SCOUT FUNDS

REGIONAL FUND
(UMBHX)

Semiannual Report  December 31, 1998


A no-load mutual fund that seeks long-term growth of both capital and income by investing in smaller regional companies.


TO THE SHAREHOLDERS

The UMB Scout Regional Fund closed the quarter ended December 31, 1998, at $10.46 per share and had a total return (price change and reinvested distributions) of 8.69% for the period. The Fund pursues an investment goal of long-term growth of both capital and income by investing in smaller companies in an eight-state region (Missouri, Kansas, Arkansas, Oklahoma, Iowa, Nebraska, Colorado and Illinois).

The fourth quarter of 1998 was one of recovery for stocks in general. After dropping to new lows across the board in mid-October, stocks of all capitalization sizes rallied through year-end. Despite the similar directions of stocks for companies of different sizes in both the first and the fourth quarters of the calendar year, the damage done between those periods delivered very different returns in these groups for the year.

While large-cap stocks, as measured by the Standard & PoorOs 500 Index, finished the year up 28.58%, small-cap stocks, as measured by the Russell 2000 Index, finished the year down 2.55%. The mid-year uncertainties relating to global economics caused a flight to quality that resulted in this wide disparity between large- and small-cap stocks.

Since 1925, the only year with a greater spread favoring large-cap stocks was 1929. Other years with similar results included 1927, 1951, 1969-73 and 1989. Although it is impossible to accurately predict stock market returns for the coming year, the potential exists for small-cap stocks to recover and gain ground on a relative basis. Many investors use a diversification of stock investments that includes large- and small-cap domestic stocks, and even international stocks, as a way to reduce long-term risk while potentially increasing long-term returns.

During the quarter, the Fund had very few changes in stock holdings, largely because of the price drop early in the quarter and the related market uncertainty. Safety-Kleen Corp. was acquired by Laidlaw Environmental. The Fund's 117,600 shares of Safety-Kleen Corp. were replaced with 33,500 new shares following the acquisition, a reverse 1-to-4 split. As a result of market appreciation in many of our holdings, cash reserves as of year-end were 16%, down from 20% on September 30, 1998.

For the six months ended December 31, 1998, shareholders received an ordinary income dividend of $.12 per share, a short-term capital gain of $.03 per share and a long-term capital gain of $.39 per share.

For corporate shareholders, 90.68% of ordinary income distributions qualify for the corporate dividends received deduction.

We appreciate you as a valued shareholder of UMB Scout Regional Fund and encourage your questions and comments.

Sincerely,
/s/David B. Anderson
David B. Anderson
UMB  Investment Advisors

Chart - Fund Diversification
Capital Goods          15.3%
Financial               1.5%
Basic Materials         9.3%
Consumer Staples       16.6%
Transportation &
 Services               1.0%
Utilities              15.0%
Energy                  6.3%
Cash &
 Equivalents           16.3%
Consumer Cyclical      17.1%
Technology              1.9%
As of December 31, 1998, Statement of Assets. Subject to change.

                                COMPARATIVE RATES OF RETURN
                                  as of December 31, 1998
                                2 Years   3 Years   4 Years
UMB Scout Regional Fund         8.85%     10.07%    12.46%
Lipper Small Co Fund Index*     6.37%      9.01%    14.27%
Russell 2000*                   9.20%     11.58%    15.57%

UMB Scout Regional Fund's average annual compound returns for 1-, 5- and 10-year periods ended December 31, 1998, are -3.68%, 10.01% and 8.13%, respectively. Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.
The Fund's investment objective was changed August 16, 1991.
*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Chart - Hypothetical Growth of $10,000

Top Ten Equity Holdings
                                        Market          Percent
                                        Value (000's)   of Total
Instituform Technologies, Inc., CL. A   $  1,233        2.68%
Harmon Industries, Inc.                    1,038        2.25%
Aliant Communications, Inc.                1,022        2.22%
CPI Corp.                                  1,007        2.19%
Empire District Electric Co.                 990        2.15%
Federal Signal Corp.                         958        2.08%
NPC International, Inc. CL. B                905        1.96%
IBP, Inc.                                    874        1.90%
Williams Companies, Inc.                     873        1.90%
Laclede Gas Co.                              803        1.74%
Top Ten Equity Holdings Total:          $  9,703       21.07%
As of December 31, 1998, statement of assets. Subject to change.


HISTORICAL PER SHARE RECORD
                        Income &                        Cumulative*
                Net     Short-Term      Long-Term       Value Per
                Asset   Gains           Gains           Share Plus
                Value   Distribution    Distribution    Distributions
12/31/86     $ 10.00  $ 0.08            $   -           $ 10.08
12/31/87        9.87    0.63                -             10.58
12/31/88        8.67    0.72                -             10.10
12/31/89        8.32    0.60                -             10.36
12/31/90        7.61    0.64                -             10.28
12/31/91        8.30    0.29                -             11.26
12/31/92        9.09    0.12                -             12.17
12/31/93        9.49    0.14                -             12.70
12/31/94        9.20    0.20               0.15           12.77
12/31/95        10.11   0.33               0.57           14.57
12/31/96        10.43   0.23               0.69           15.81
12/31/97        11.89   0.26               0.63           18.16
12/31/98        10.46   0.24               0.74           17.71
*Does not assume any compounding of reinvested distributions.
Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (OFDICO). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS	December 31, 1998 (unaudited)
STATEMENT OF NET ASSETS

                                                        Market
        Shares  Company                                 Value

COMMON STOCKS - 83.68%
Basic Materials - 9.33%
        35,000  ACX Technologies                  $     463,750
        25,000  Cyprus Amax Minerals Co.                250,000
	15,000	Deltic Timber Corp.			305,625
	15,000	Falcon Products, Inc.  			180,000
	40,000	Huntco, Inc. CL. A  			155,000
        40,020  Kinross Gold Corp.                       92,546
        60,000  Lawter International, Inc.              697,500
        21,000  Mallinckrodt Group, Inc.                647,063
	25,000	Republic Group, Inc.  			501,562
	33,500	Safety-Kleen Corp.  			473,188
	18,000	Sigma-Aldrich Corp.  			528,750
                                                      4,294,984
Capital Goods - 15.26%
	25,000	Atchison Casting Co.  			231,250
	15,000	Baldor Electric  			303,750
	53,240	BHA Group, Inc.  			738,705
        18,000  Butler Manufacturing Co.                402,750
	35,000	Federal Signal Corp.  			958,125
        45,000  Harmon Industries, Inc.               1,037,812
	10,000	Hon Industries Inc.  			239,375
        85,000  Instituform Technologies, Inc., CL. A 1,232,500
        75,000  Isco, Inc.                              426,563
	50,000	Layne Christensen Co.  			368,750
	68,333 	MYR Group, Inc.  			785,830
         5,000  Paul Mueller Co.                        201,875
        10,000  Trion, Inc.                              30,000
         5,000  Valmont Industries, Inc.                 69,375
                                                      7,026,660
Consumer Cyclical - 17.12%
        80,000  B.I., Inc.                              585,000
        16,500  Bandag, Inc.                            658,969
        10,000  Belden, Inc.                            211,875
	10,000	Block (H & R), Inc.  			450,000
	15,000	Brown Group, Inc.  			263,437
        24,000  Caseys General Stores, Inc.             312,750
        37,500  Clarcor, Inc.                           750,000
         6,000  Dillards, Inc.                          170,250
        12,000  Donnelley (R.R.) & Sons                 525,750
         6,000  Esco Electronics Corp.                   54,375
        37,925  Flexsteel Industries, Inc.              488,284
        30,000  Kellwood Co.                            750,000
        30,000  Lawson Products                         690,000
	10,000	Lee Enterprises, Inc.  			315,000
        10,000  Lonestar Steakhouse and Saloon Inc.      91,875
         8,500  Maytag Corp.                            529,125
        35,000  O'Sullivan Industries Holdings, Inc.    367,500
         8,000  Pharmerica, Inc.                         48,000
        15,000  Rival Co.                               201,563
	60,000	Stimsonite Corp.			420,000
                                                      7,883,753
Consumer Staples - 16.60%
        20,000  Alberto-Culver Co. CL. A                505,000
	40,000	Angelica Corp.  			745,000
        40,000  Beverly Enterprises, Inc.               270,000
	21,000	Brunswick Corp.  			519,750
        38,000  CPI Corp.                             1,007,000
        30,000  I B P, Inc.                             873,750
        11,000  JPS Packaging Co.                        41,250
        12,000  Medpartners, Inc.                        63,000
        25,000  Midwest Grain Products, Inc.            340,625
        75,000  NPC International, Inc. CL. B           904,687
        90,000  Sanfilippo (John B & Son), Inc.         382,500
        85,000  TCBY Enterprises, Inc.                  595,000
        41,300  VICORP Restaurants, Inc.                640,150
        50,000  Winnebago Industries, Inc.              756,250
                                                      7,643,962
Energy - 6.33%
        25,000  Helmerich & Payne, Inc.                 484,375
	15,000	Kerr-McGee Corp.  			573,750
	35,000	Maverick Tube Corp. 			194,687
	15,000	Murphy Oil Corp.  			618,750
        78,000  Southwestern Energy Co.                 585,000
         5,000  St. Mary Land & Exploration Co.          92,500
        15,000  Ultramar Diamond Sharmock Corp.         363,750
                                                      2,912,812
Financial - 1.16%
        13,500  Brenton Banks                           226,125
         1,575  Commerce Bancshares, Inc.                66,938
           500  Kansas City Life Insurance Co.           40,875
         9,000  Old Republic International Corp.        202,500
                                                        536,438
Technology - 1.93%
         7,000  DII Group, Inc.                         163,187
        35,000  Exabyte Corp.                           192,500
	40,000	Fansteel, Inc.  			230,000
         8,000  Molex, Inc.                             305,000
                                                        890,687
Transportation & Services - 0.96%
        25,000  Werner Enterprises, Inc.                442,187

Utilities - 14.99%
        25,000  Aliant Communications, Inc.           1,021,875
        12,000  Ameren Corp.                            512,250
         8,000  Calenergy, Inc.                         277,500
        40,000  Empire District Electric Co.            990,000
        17,430  Interstate Energy Corp.                 562,117
        10,000  Kansas City Power & Light Co.           296,251
	30,000	Laclede Gas Co.  			802,500
        35,000  St. Joseph Light & Power Co.            627,812
        12,000  Utilicorp United, Inc.                  440,250
        15,000  Western Resources, Inc.                 498,750
        28,000  Williams Companies, Inc.                873,250
                                                      6,902,555
TOTAL COMMON STOCKS - 83.68%                         38,534,038

        FACE                                             MARKET
        AMOUNT  DESCRIPTION                              VALUE

Short-Term Corporate Notes - 13.86%
$      500,000  Arco British Ltd,
                5.24%, due January 19, 1999             498,617
       500,000  Arco British Ltd,
                5.22%, due January 22, 1999             498,405
       500,000  Bell Atlantic Network,
                5.23%, due January 5, 1999              499,636
       400,000  BellSouth Telecommunications,
                4.95%, due January 12, 1999             399,340
       500,000  Chevron USA, Inc.,
                5.00%, due January 28, 1999             498,056
       500,000  Deere and Co.,
                4.90%, due February 12, 1999            497,073
       500,000  Disney Walt Co.,
                5.23%, due January 11, 1999             499,201
       500,000  Duke Power Co.,
                5.14%, due January 7, 1999              499,500
       500,000  Hershey Foods Corp.,
                5.35%, due January 27, 1999             497,994
       500,000  Lucent Technologies, Inc.,
                4.95%, due January 11, 1999             499,244
       500,000  PepsiCo, Inc.,
                5.03%, due January 13, 1999             499,092
       500,000  Progress Capital Holdings Inc.,
                5.30%, due January 20, 1999             498,528
       500,000  Texaco Inc.,
                5.16%, due January 8, 1999              499,427

TOTAL SHORT-TERM CORPORATE NOTES - 13.86%             6,384,113

GOVERNMENT SPONSORED ENTERPRISES - 3.24%
	500,000	Federal Home Loan Banks,
                5.04%, due January 4, 1999              499,720
      1,000,000 Federal Home Loan Mortgage Corp.
                4.90% due March 12, 1999		990,336

TOTAL GOVERNMENT SPONSORED ENTERPRISES - 3.24%        1,490,056

TOTAL INVESTMENTS - 100.78%                       $  46,408,207

Other assets less liabilities - (0.78%)                (359,525)

TOTAL NET ASSETS - 100.00%
	(equivalent to $10.46 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        4,402,895 shares outstanding)             $  46,048,682

See accompanying Notes to Financial Statements.



FINANCIAL STATEMENTS	December 31, 1998 (unaudited)
STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
  Investment securities, at market value
    (identified cost $41,923,213)                                $  46,408,207
  Cash                                                                (444,566)
  Dividends receivable                                                  85,041
    Total assets                                                    46,048,682
NET ASSETS                                                       $  46,048,682

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                    $  41,885,506
  Accumulated undistributed income:
    Net investment income                                                9,625
      Net realized gain on investment transactions                    (304,815)
  Net unrealized appreciation on investments                         4,458,366
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                      $  46,048,682

Capital shares, $1.00 par value
  Authorized                                                        10,000,000
  Outstanding                                                        4,402,895

NET ASSET VALUE PER SHARE                                        $       10.46

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS    Six Months ended December 31, 1998 (unaudited)
STATEMENT OF OPERAITONS

INVESTMENT INCOME:
  Income:
    Dividends                                                    $     402,348
    Interest                                                           235,496
                                                                       637,844
  Expenses:
    Management fees                                                    190,640
    Government fees                                                      6,798
                                                                       197,438
      Net investment income                                            440,406

REALIZED and unrealized LOSS ON INVESTMENTS:
  Net realized loss from investment transactions                      (308,287)
  Decrease in net unrealized appreciation on investments            (3,148,296)
    Net realized and unrealized loss on investments                 (3,456,583)
    Net decrease in net assets resulting from operations         $  (3,016,177)

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                DECEMBER 31, 1998       YEAR ENDED
                                                                (unaudited)             JUNE 30, 1998

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                         $    440,406         $    813,167
  Net realized gain (loss) from investment transactions             (308,287)           4,721,775
  Increase (decrease) in net unrealized appreciation
    (depreciation) on investments                                 (3,148,296)             996,291
    Net increase (decrease) in net assets resulting
      from operations                                             (3,016,177)           6,531,233

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                             (514,534)            (890,559)
  Net realized gain from investment transactions                  (1,806,949)          (3,299,092)
    Decrease in net assets from distributions                     (2,321,483)          (4,189,651)

INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 734,100 and 1,338,087 shares sold                  7,579,954           16,176,319
  Net asset value of 33,169 and 222,022 shares issued for
    reinvestment of distributions                                    327,050            2,577,097
                                                                   7,907,004           18,753,416

  Cost of 609,701 and 1,644,021 shares redeemed                   (6,429,511)         (19,703,169)
    Net increase (decrease) in net assets from
      Capital share transactions                                   1,477,493             (949,753)
      Net increase (decrease) in net assets                       (3,860,167)           1,391,829

NET ASSETS:
  Beginning of period                                             49,908,849           48,517,020
  End of period (including undistributed net investment income
    of $9,625 and $89,565, respectively)                        $ 46,048,682         $ 49,908,849

*Distributions to shareholders:
  Income dividends per share                                    $       0.12         $       0.22
  Capital gains distribution per share                          $       0.42         $       0.81

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Effective on April 24, 1996, the Fund's shareholders approved a change in the fiscal year-end. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the six months ended December 31, 1998 (excluding repurchase agreements and short-term securities), were as follows:

                        Other than
                        U.S. Government         U.S. Government
                        Securities              Securities
Purchases               $ 2,014,883             $ 2,461,561
Proceeds from sales        651,964                3,500,000

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


This report has been prepared for the information of the Shareholders of UMB Scout Regional Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Stock Fund
Regional Fund
WorldWide Fund
Capital Preservation Fund
Balanced Fund
Bond Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund
Tax-Free Money Market Fund
*Available in Kansas and Missouri only.

Manager and Investment Counsel
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc.
Kansas City, Missouri




UMB SCOUT FUNDS

P.O. Box 410498
Kansas City, MO 64141-0498


Toll Free 800-996-2862

www.umb.com

"UMB" and "Scout" are registered service marks of UMB Financial Corporation. UMB Financial Corporation also claims service mark rights to the Scout design.

JB23D(3/99)                     505505